UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2019

LGL SYSTEMS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39125	83-4599446
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

165 Liberty St., Suite 220

Reno, NV 89501

(Address of Principal Executive Offices) (Zip Code)

(705) 393-9113

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DFNSU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	DFNS	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2019, LGL Systems Acquisition Corp. (the “Company”) received a notice from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Staff’s determination, the common stock contained in the units sold in the Company’s initial public offering was not in compliance with the minimum 300 round lot holder requirement as set forth in the initial listing requirements of Nasdaq Listing Rule 5505(a)(3), or the minimum 300 public holder continued listing requirement, as set forth in the continued listing requirements of Rule 5550(a)(3). Therefore, the Company’s units will be delisted from Nasdaq unless the Company requests a hearing before a Nasdaq Hearings Panel (the “Panel”) by December 27, 2019.

The Company intends to timely request the aforementioned hearing and appeal Nasdaq’s determination. However, there can be no assurance that the Company will be successful in its appeal. Pending the decision to be rendered by the Panel, the Company’s units will continue to trade on Nasdaq under the trading symbol “DFNSU.” The notice received from the Staff of Nasdaq indicated that while the appeal is pending, Nasdaq will be unable to list the Company’s common stock or warrants if the Company’s units separated. Accordingly, the Company does not expect to separate the units until after it receives a decision from the Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2019

LGL SYSTEMS ACQUISITION CORP.

By:	/s/ Marc Gabelli
	Name:	Marc Gabelli
	Title:	Chairman and Chief Executive Officer

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